THE NOAH FUND FAMILY
                          Offering the following Funds

NOAH FUND LARGE-CAP GROWTH PORTFOLIO
          (FORMERLY THE NOAH FUND)
NOAH FUND SELECT VALUE EQUITY PORTFOLIO
NOAH FUND SELECT VALUE EQUITY & INCOME  PORTFOLIO
NOAH FUND FIXED INCOME PORTFOLIO
NOAH FUND GLOBAL PRECIOUS METALS PORTFOLIO
NOAH FUND 4 KIDS PORTFOLIO


                INITIAL SUBSCRIPTION OFFERING AT $10.00 PER SHARE


The prospectus for the NOAH FUND Family, dated November 27, 2002, is hereby supplemented by adding the following:

THE NOAH FUND SELECT VALUE EQUITY PORTFOLIO, SELECT VALUE EQUITY & INCOME PORTFOLIO, FIXED INCOME PORTFOLIO, GLOBAL PRECIOUS METALS PORTFOLIO, AND 4 KIDS PORTFOLIO (EACH A "PORTFOLIO" AND TOGETHER THE "PORTFOLIOS"), EACH A NEWLY CREATED SERIES OF THE NOAH FUNDS (the "Fund"), will commence operations on DECEMBER 31, 2002. Prior to the commencement of operations, the Fund's distributor, Citco-Quaker Fund Services, Inc., will accept subscriptions for shares of the Portfolios at the initial offering price of $10.00 PER SHARE. The INITIAL OFFERING PERIOD for the shares is currently scheduled from DECEMBER 10, 2002 through 3:00 p.m., Eastern time, DECEMBER 31, 2002 (the "Subscription Period").

Subscriptions for Portfolio shares received during the Subscription Period will be accepted by the Fund and become firm orders when the Fund commences Portfolio investment operations on December 31, 2002. Checks accompanying subscriptions received during the Subscription Period will be held uninvested until the close of business on December 31, 2002. Checks received after December 31st will be invested in the Portfolio(s) at the Portfolio(s) then current public offering price.

Polestar Capital Management ("Polestar"), investment adviser to each Portfolio, reserves the right to extend the Subscription Period of one or more Portfolios for an additional 60 days past December 31, 2002, if, in its sole discretion, its deems such an extension to be warranted. You will be notified of any such extension. Polestar also reserves the right to decline to commence investment operations for one or more Portfolios, if, in its sole discretion, Polestar believes that to do so would be economically disadvantageous. In such an event, you subscription money will be returned to you.